April 1, 2022

BNY MELLON ETF TRUST

-BNY Mellon Ultra Short Income ETF

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the first paragraph of the fund's Summary Prospectus and Prospectus entitled "Fund Summary—Principal Investment Strategy" and in the section of the fund's Prospectus entitled "Fund Details—Goal and Approach":

To pursue its goal, the fund normally invests at least 80% of its net assets in investment grade, U.S. dollar denominated fixed, variable, and floating rate debt or cash equivalents, including the following:

● Corporate securities;

● Asset-backed securities;

● Repurchase agreements;

● High quality money market instruments, such as commercial paper, certificates of deposit, time deposits and bankers' acceptances;

● U.S. Treasury securities;

● Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises (U.S. government securities);

● Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies;

● Securities issued by foreign corporations or a U.S. affiliate of a foreign corporation; and

● Securities subject to purchase and sale restrictions that are offered pursuant to Rule 144A under the Securities Act of 1933, as amended.

4862SP0422